Exhibit 99.1

Planet 13 Announces Q1 2023 Financial Results

●	Q1 2023 Revenue of $24.9 million, compared to $24.8 million in Q4 2022

●	Q1 2023 Net loss of $6.3 million

●	Q1 2023 Adjusted EBITDA loss of $0.68 million

All figures are reported in United States dollars ($) unless otherwise indicated

Las Vegas, Nevada – May 15, 2023 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQB: PLNHF) (“Planet 13” or the “Company”), a leading vertically-integrated multi-state cannabis company, today announced its financial results for the three-month ended March 31, 2023. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“Planet 13 started the year with consistent results notwithstanding overall economic conditions. In Q1 we saw a stabilization in cannabis prices resulting in an improvement in our retail revenue from the SuperStore. In Nevada, we maintained our share of sales above 8%, consistent with our long-term goals. We also saw strong sequential growth in wholesale as we continued to add more accounts and increase sales and productivity with our existing buyers. In California, growth in our wholesale business offset some of the seasonal decline in retail sales,” said Larry Scheffler, Co-CEO of Planet 13.

"In 2023, our corporate strategy has three key goals: strengthen our core business, increase scale, and improve cashflow and preserve capital,” commented Bob Groesbeck, Co-CEO of Planet 13. “We are leveraging our strong core business, taking strategic steps to reduce costs across our organization, and aggressively pursuing accretive M&A to add scale, operating leverage and improve our ability to generate free cash flow.”

Financial Highlights – Q1 – 2023

Operating Results

All comparisons below are to the quarter ended March 31, 2022, unless otherwise noted

●

Revenue was $24.9 million as compared to $25.7 million, a decrease of 3.0%. The decline in revenue was driven by a large decline in the average price of cannabis in Nevada, partially offset by an increase in revenue from Planet 13 OC and additional wholesale revenue in California and Nevada.

●

Gross profit was $10.9 million or 43.7% as compared to $12.9 million or 50.2%. The decline in gross profit was driven by a decrease in the average price of cannabis in Nevada and a greater percentage of revenue coming from lower-margin wholesale revenue.

●

Total expenses were $15.3 million as compared to $16.6 million, a decrease of 7.8%. The decline in total expenses was driven by strong cost control across the organization combined with lower share-based compensation.

●	Net loss of $6.3 million as compared to a net loss of $2.1 million. The increase in net loss was driven by lower gross profit dollars as well as high one-time costs associated with potential M&A.

●	Adjusted EBITDA loss of $0.68 million as compared to Adjusted EBITDA of $2.61 million. The lower Adjusted EBITDA margin was primarily due to lower gross profit dollars and lower operating leverage.

Balance Sheet

All comparisons below are to December 31, 2022, unless otherwise noted

●	Cash of $42.7 million as compared to $52.4 million
●	Total assets of $227.2 million as compared to $233.6 million
●	Total liabilities of $41.0 million as compared to $42.7 million

Q1 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13’s Management’s Discussion and Analysis of the Financial Condition and Results of Operations for the Three Months Ended March 31, 2023 (the “MD&A”).

●	On January 19, 2023, Planet 13 announced the location of its Port Orange dispensary in the Daytona Beach area of Florida.
●	On February 3, 2023, Planet 13 purchased land and a building for its planned Illinois dispensary.
●	On February 7, 2023, Planet 13 announced it had exercised the option to buy the remaining 51% interest in Planet 13 Illinois, LLC.
●	On April 10, 2023, Planet 13 announced that its Board Member and Chair of the Audit Committee, Mike Harman, had passed away.
●	On May 10, 2023, Planet 13 announced the appointment of Lee Fraser as Board Member and Chair of the Audit Committee.

Results of Operations (Summary)

The following tables set forth consolidated statements of financial information for the three-month periods ending March 31, 2023, and March 31, 2022.

Financial Highlights

Results of Operations

(Figures in millions	For the Three Months Ended
and % change based	March 31,	March 31,
on these figures)	2023	2022	change

Total Revenue	$24.92	$25.69	-3%
Gross Profit	$10.88	$12.90	-16%
Gross Profit %	43.7%	50.2%	-13%
Net income (Loss) Before Provision for Income Taxes	$(4.43)	$(3.71)	19%
Net income (Loss)	$(6.30)	$(2.06)	206%
Adjusted EBITDA	$0.68	$2.61	-74%
Adjusted EBITDA Margin %	2.7%	10.1%

The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, is available on the SEC's website at www.sec.gov or at https://www.planet13holdings.com/investors/. The Company's Management Discussion and Analysis for the period and the accompanying financial statements and notes are available under the Company's profile on SEDAR and on its website at https://www.planet13holdings.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on May 15, 2023 at 5:00 p.m. ET to discuss its first quarter financial results and provide investors with key business highlights, strategy, and outlook. The call will be chaired by Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: May 15, 2023 | Time: 5:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0011

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331

(Available for 2 weeks)

Reference Number: 660024

Listen to webcast: https://www.webcaster4.com/Webcast/Page/2477/48361

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended
and % change based	March 31,	March 31,
on these figures)	2023	2022	change

Net Income (Loss)	$(6.30)	$(2.06)	206%
Add impact of:
Interest income, net	$(0.29)	$(0.03)	968%
Provision for income taxes	$2.33	$2.76	-15%
Depreciation and amortization	$2.24	$2.04	10%
Depreciation included in cost of goods sold	$1.02	$0.60	70%
EBITDA	$(1.00)	$3.31	-130%
Change in fair value of warrants	$(0.02)	$(4.16)	-100%
Share-based compensation and related premiums	$0.72	$1.96	-63%
Professional fees expensed related to NGW acquisition	$-	$1.10
Professional fees expensed related to M&A activities	$0.98	$-
Professional fees expensed related to SEC Domestic Issuer Form 10 filing	$-	$0.40
Adjusted EBITDA	$0.68	$2.61	-74%

For more information on Planet 13, visit the investor website (www.planet13holdings.com/investors).

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and in Orange County, California. Planet 13 also holds a medical marijuana treatment center license in Florida and a conditional Social-Equity Justice Involved dispensing license in the Chicago region of Illinois. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNHF.

Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable Canadian and U.S. securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and are forward-looking statements. In this news release, forward-looking statements relate to our strategic goals or future performance.

These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: final regulatory and other approvals or consents needed to operate our business; risks associated with COVID-19 and other infectious diseases presenting as major health issues; fluctuations in general macroeconomic conditions; inflationary pressures; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; the ability of the Company to integrate the Planet 13 Illinois business and realize any benefits from the acquisition; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks and uncertainties discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov and on the Company's issuer profile on SEDAR at www.sedar.com and in the Company's periodic reports subsequently filed with the U.S. Securities and Exchange Commission and on SEDAR. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Balance Sheets (Unaudited, In United States Dollars)

	March 31,	December 31,
	2023	2022
ASSETS
Current Assets:
Cash	$42,667,058	$52,356,914
Accounts Receivable	1,226,441	1,326,795
Inventory	14,300,148	13,004,839
Prepaid Expenses and Other Current Assets	3,026,238	3,810,394
Total Current Assets	61,219,885	70,498,942

Property and Equipment	71,885,650	71,466,051
Intangible Assets	71,100,663	69,288,007
Right of Use Assets - Operating	21,881,506	21,168,171
Long-term Deposits and Other Assets	862,545	862,545
Deferred Tax Asset	276,088	346,257

TOTAL ASSETS	$227,226,337	$233,629,973

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Current:
Accounts Payable	$2,619,257	$3,112,820
Accrued Expenses	6,539,923	8,072,224
Income Taxes Payable	2,124,000	2,826,501
Notes Payable - Current Portion	884,000	884,000
Operating Lease Liabilities	511,479	479,161
Total Current Liabilities	12,678,659	15,374,706

Long-Term Liabilities:
Operating Lease Liabilities	26,782,624	25,833,071
Warranty Liability	-	18,127
Other Long-term Liabilities	28,000	28,000
Deferred Tax Liability	1,485,034	1,487,204
Total Liabilities	40,974,317	42,741,108

Commitments and Contingencies (refer to Note 16)

SHAREHOLDERS' EQUITY
Common Shares, no par value, unlimited Common Shares authorized, 221,533,438 issued and outstanding at March 31, 2023 and 220,470,061 at December 31, 2022	-	-
Additional Paid-In Capital	313,690,756	312,023,359
Deficit	(127,438,736)	(121,134,494)
Total Shareholders' Equity	186,252,020	190,888,865

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$227,226,337	$233,629,973

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited, In United States Dollars)

	Three Months Ended
	March 31,	March 31,
	2023	2022

Revenues, net of discounts	$24,915,396	$25,694,395
Cost of Goods Sold	(14,032,585)	(12,793,391)
Gross Profit	10,882,811	12,901,004

Expenses:
General and Administrative	10,955,007	13,486,690
Sales and Marketing	1,335,740	603,242
Lease Expense	784,636	481,247
Depreciation	2,235,464	2,040,052
Total Expenses	15,310,847	16,611,231

Loss From Operations	(4,428,036)	(3,710,227)

Other Income (Expense):
Interest income, net	292,258	27,353
Foreign exchange gain (loss)	1,887	(95,709)
Change in fair value of warrant liability	18,127	4,159,809
Other Income, net	144,609	314,465
Total Other Income	456,881	4,405,918

Loss Before Provision for Income Taxes	(3,971,155)	695,691

Provision For Income Taxes
Current Tax Expense	(2,265,088)	(2,768,115)
Deferred Tax Recovery	(67,999)	11,353
	(2,333,087)	(2,756,762)

Net Loss and Comprehensive Loss	$(6,304,242)	$(2,061,071)

Loss per Share
Basic and diluted loss per share	$(0.03)	$(0.01)

Weighted Average Number of Common Shares
Basic and diluted	221,084,457	205,570,940

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Statements of Cash Flows (Unaudited, In United States Dollars)

	Three Months Ended
	March 31,	March 31,
	2023	2022
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(6,304,242)	$(2,061,071)
Adjustments for items not involving cash:
Shared based compensation expense	720,991	2,055,494
Non-cash lease expense	1,279,369	950,585
Depreciation	3,259,999	2,642,531
Change in fair value of warrant liability	(18,127)	(4,264,763)
Loss on translation of warrant liability	-	104,954
Deferred tax recovery	(2,170)	-
Proceeds from lease incentive	-	1,000,000
Lease incentive amortization	(26,115)	-
Unrealized gain on foreign currency exchange	-	(145,267)
	(1,090,295)	282,463

Net Changes in Non-cash Working Capital Items	(3,097,683)	3,563,710
Repayment of lease liabilities	(982,255)	(885,433)
Total Operating	(5,170,233)	2,960,740

INVESTING ACTIVITIES
Purchase of property, plant and equipment	(3,653,373)	(4,026,607)
Purchase of 51% interest in Planet 13 Illinois	(866,250)	-
Net cash acquired through NGW acquisition	-	1,478,698
Total Investing	(4,519,623)	(2,547,909)

Effect of foreign exchange on cash	-	142,968

NET CHANGE IN CASH DURING THE PERIOD	(9,689,856)	555,799

CASH
Beginning of Period	52,356,914	61,588,843

End of Period	$42,667,058	$62,144,642